GulfMark Offshore, Inc GulfMark Offshore, Inc Howard Weil Energy Conference - 2012 Exhibit 99.1

Forward Looking Statements
Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements
This presentation contains certain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, which involve known and unknown risk, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: the price of oil and gas and its effect on industry conditions; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors;
delay or cost overruns on construction projects and other material factors that are described from time to time in the Company's filings with the SEC, including the Company's Form 10-K for the year ended
December 31, 2010. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved.
NYSE: GLF                                                   www.GulfMark.com

Long Term Revenue & EBITDA
Long Term Revenue & EBITDA
(in millions of dollars) (in millions of dollars)

* Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation
$0
$100
$200
$300
$400
$500
$600
$700
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Revenue EBITDA*

Total Revenue in Backlog
Total Revenue in Backlog
(in thousands of dollars) (in thousands of dollars)
$0
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
$25,000
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
$1,000,000
Q4
2005
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011

Global Vessel Diversification
Global Vessel Diversification
West Africa
AHTS              2
US Gulf
PSV               14
FSV/Crew      3
Mexico
AHTS               2
Trinidad
PSV                  4
FSV/Crew       3
Brazil
PSV                   7
SpV                   1
North Sea
PSV               20
AHTS              1
SpV                  1
Worldwide
PSV                    47
AHTS                17
FSV/Crew          7
SpV                     2
Total                73
SE Asia
PSV                  3
AHTS            12
Revenue Breakout by Region
– Year Ended December 31,
2011
North Sea
45%
Southeast
Asia
17%
19%
19%
Gulf of Mexico
Rest of Americas

Benefits of Geographic Diversification Benefits of Geographic Diversification 6

Gulf of Mexico:
Gulf of Mexico:
Deepwater Utilization on Recovery
Deepwater Utilization on Recovery

Decreased Exposure to U.S. Gulf of Mexico by Approximately 50%
—
Lower Utilization, but also Lower Revenue Exposure in the U.S. Gulf of Mexico
Option Value of Positioning Vessels on Short-Term Contracts in Trinidad
—
Ability to Quickly Capitalize on a Recovery in the U.S. Gulf of Mexico
Supply Constraint  of Deepwater Vessels
—
Due to the Disproportionate Movement of Higher Specification Vessels Out of the Gulf
of Mexico as Compared to Lower Specification Vessels
Vessel Differentiation Based on Safety, Quality, and Training
—
Due to the Deepwater Horizon Event, we Anticipate a Preference for Our Highly
Trained Mariners and the Modern Safety Equipment on Our Vessels
Modifying Certain Vessels in Existing Fleet in Anticipation of U.S. Gulf of
Mexico Recovery

The GulfMark Fleet The GulfMark Fleet 8

Young & Versatile Fleet Young & Versatile Fleet 9 Number of Vessels We Built Per Year

Vessel Dispositions Demonstrate
Vessel Dispositions Demonstrate
Long-Term Value
Long-Term Value
Vessel
Name
Year
of
Sale
Year
Built
Age at
Disposal
Sales
Price
Original
Cost
Sales Price as
a Percentage
of Original
Cost
Bluefin 2012 2008 3 6,350,000       6,019,100       105%
Highland Pioneer 2011 1983 28 2,850,000       4,699,301       61%
North Traveller 2010 1998 12 18,692,000      17,775,436     105%
Seapower 2010 1974 36 380,000          1,355,389       28%
Sea Searcher 2009 1976 33 2,000,000       1,298,096       154%
Highland Sprite 2009 1986 23 5,075,000       6,935,050       73%
Sefton Supporter 2009 1971 38 1,029,000       909,535          113%
North Fortune 2008 1983 25 19,000,000      9,955,746       191%
Sea Eagle 2008 1976 32 2,000,000       985,754          203%
Sem Valiant 2008 1981 27 2,600,000       2,798,898       93%
North Crusader 2008 1984 24 19,000,000      12,380,504     153%
Sea Diligent 2008 1981 27 3,950,000       2,805,178       141%
Sea Endeavor 2007 1981 26 2,500,000       2,573,100       97%
Sea Explorer 2007 1981 26 5,125,000       2,821,841       182%
Sem Courageous 2007 1981 26 2,500,000       2,132,069       117%
North Prince 2007 1978 29 5,650,000       7,212,539       78%
Sentinel 2006 1979 27 7,400,000       4,733,578       156%
Highland Patriot 2006 1982 24 10,800,000      7,289,049       148%
Average Age 26 Total Average 123%

Worldwide Vessel Fleet by Category
Worldwide Vessel Fleet by Category

Source: RS Platou - Global Support Vessel Monthly - December 2011
Size (bhp) Category Spec Size (m2) Category Spec
< 10,000 AHTS Small Low-end < 500 PSV Small Low-end
10,000-15,999 AHTS Medium Low-end 500-899 PSV Medium High-end
16,000-19,999 AHTS Large High-end > 900 PSV Large High-end
> 19,999 AHTS X-Large High-end
Vessel categorization
AHTS PSV
0
200
400
600
800
1000
1200
1400
0
200
400
600
800
1000
1200
1400
AHTS XL PSV Large PSV Medium AHTS Large AHTS Medium AHTS Small PSV Small

Building For Our Future
Building For Our Future

Significant number of new generation rigs on order
Increasing Activity both in the North Sea and New Frontiers
Industry call for higher specification vessels to meet increasing regulatory demands:
• Deeper Waters and Harsher Environments
• Increased cargo carrying capacity and flexibility
• Enhanced Green Footprint and offering greater safety support greater

Remontowa Shipyard, Poland
Delivery Q2/2013       Q3/2013
Two MMC 887 CD 1000m² Deck Area DP II
MAIN PARTICULARS
Large Cargo Capacities
LOA 88.93 m
Beam 18.80 m
Depth 7.40 m
DWT 5100 T
Max Draft 6.05 m
Speed 14.30 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport*
41 Berths
Gym
Recreational Lounges
Total Power 6800 kW
Propulsion Diesel electric    2 x 2000 kW Azimuth
Thrusters 1 x 910   kW Bow Tunnel
1 x 800   kW Retractable Azimuth
New Build Program Announced
New Build Program Announced

One   MMC 879 CD   846m² Deck Area    DPII
Total Power 6800 kW
Propulsion Diesel electric     2 x 2000 kW Azimuth
Thrusters 2 x 910   kW Bow Tunnel
MAIN PARTICULARS
Large Cargo Capacities
LOA 79.45 m
Beam 16.80 m
Depth 7.40 m
DWT 4000 T
Max Dr 6.00 m
Speed 14.00 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport
29 Berths
Gym
Recreational Lounges
Remontowa Shipyard, Poland
Delivery Q3/2013
New Build Program Cont’d
New Build Program Cont’d

Two   UT 755 XL   715m² Deck Area    DPII
Total Power 5580 kW
Propulsion Conventional     2 x 2790 kW CPP
Thrusters 2 x 590   kW Stern Tunnel
2 x 660   kW Bow Tunnel
MAIN PARTICULARS
Large Cargo Capacities
LOA 74.95 m
Beam 16.00 m
Depth 7.00 m
DWT 3000 T
Max Dr 5.80 m
Speed 14.50 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport*
25 Berths
Gym
Recreational Lounges
Rosetti Shipyard, Italy
Delivery Q4/2013 Q1/2014
New Build Program Cont’d
New Build Program Cont’d

Two   ST-216 Arctic   1050m² Deck Area    DPII
Total Power 8400 kW
Propulsion Diesel electric     2 x 2600  kW CRP
Thrusters 2 x 1100  kW Bow Tunnel
1 x 883    kW Retractable
Azimuth
MAIN PARTICULARS
Large Cargo Capacities
LOA 92.60 m
Beam 19.20 m
Depth 8.40 m
DWT 4700 T
Max Dr 6.85 m
Speed 17.00 kts
Ice Classed
Winterized
Rescue
Oil Recovery
Tank Cleaning System
SPS Code
Green Passport
40 Berths
Gym
Recreational Lounges
Siemek A/S Shipyard, Flekkefjord, Norway
Delivery Q2/2013
New Build Program Cont’d
New Build Program Cont’d

Planned Locations for New Build Vessels Planned Locations for New Build Vessels (Map of North Sea) (Map of North Sea) 17

Stretch Project Stretch Project 18

Financial Information Financial Information 19

Consistent Reduction in
Consistent Reduction in
Net Debt Position
Net Debt Position
0%
5%
10%
15%
20%
25%
30%
35%
40%
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011
Net-Debt to
Total Book
Capitalization
Finalization of Previous New-
Build Program
Initiation of Current
New-Build Program

Strong Customer Base Strong Customer Base 21 Note: Percentages Based on Vessel Count as of February 23, 2012

Quarter Ended December 31, 2011
Quarter Ended December 31, 2011
(in thousands of dollars) (in thousands of dollars)
Revenues $    43,982 $  15,880 $  40,030 99,892
Direct operating expenses        19,087 43%        2,848 18%      21,322 53% 43,257         43%
Drydock expense             124 0%            (92) (1%)            (32) 0% (1)                 0%
General and administrative expenses (Regional)          3,051 7%           655 4%        2,172 5% 5,879           6%
General and administrative expenses (Corporate)                -   0%              -   0%              -   0% 5,425           5%
Depreciation expense          4,814
11%
       2,428
15%
       7,075
18%
15,032
15%
(Gain) loss on sale of assets / Other special items            (278) 1%              -   0%              -   0% (278)             0%
Operating Income $    17,184 39% $  10,041 63% $    9,493 24% $      30,579 31%
Pre-Gain Operating Income $    16,906 38% $  10,041 63% $    9,493 24% $      30,301 30%
EBITDA (Pre Gain) $    21,720 49% $  12,469 79% $  16,568 41% $      45,333 45%
Interest expense          (5,201)
Interest income              368
Foreign currency gain (loss) and other              442
Income before income taxes $      26,188
Income tax benefit (provision)          (2,544) 10%
Net Income $      23,645
Diluted Earnings Per Share $         0.90
Diluted Earnings Per Share (Before Special Items) $         0.89
Weighted average diluted common shares         26,032
Consolidating Income Statement for the Three Months Ended Dec 31, 2011
North Sea
Southeast
Asia Americas Total

Year Ended December 31, 2011
Year Ended December 31, 2011
(in thousands of dollars) (in thousands of dollars)
Q1 Q2 Q3 Q4
2011
Actual Actual Actual Actual Actual
Revenues $          81,289 $      96,911 $    103,778 $      99,892 $  381,870
Direct operating expenses              44,317 54.5%          46,909 48.4%          48,103 46.4%          43,257 43.3%      182,585 47.8%
Drydock expense               6,524 8.0%            3,683 3.8%            5,726 5.5%                 (1) 0.0%        15,932 4.2%
General and administrative expenses (Regional)               6,178 7.6%            5,379 5.6%            5,961 5.7%            5,879 5.9%        23,397 6.1%
General and administrative expenses (Corporate)               5,245 6.5%            5,530 5.7%            5,897 5.7%            5,425 5.4%        22,098 5.8%
Depreciation expense              14,675 18.1%          14,982 15.5%          14,897 14.4%          15,032 15.0%        59,586 15.6%
(Gain) / loss on sale of assets / Other special items                     10 0.0%                     - 0.0%                     - 0.0%              (278) -0.3%            (268) 0.1%
Operating Income               4,339 5.3%          20,428 21.1%          23,194 22.3%          30,579 30.6%        78,540 20.6%
Pre-Gain Operating Income               4,350 5.4%          20,428 21.1%          23,194 22.3%          30,301 30.3%        78,272 20.5%
EBITDA (Pre Gain)              19,025 23.4%          35,411 36.5%          38,091 36.7%          45,333 45.4%      137,858 36.1%
Interest expense              (5,727)           (5,630)           (5,757)           (5,201)       (22,314)
Interest income                     67               118               195               368             748
Foreign currency gain (loss) and other                   (58)                 74           (2,803)               442         (2,346)
Income before income taxes              (1,378)          14,990          14,829          26,189        54,628
Income tax benefit (provision)                  212
-15.3%
          (1,699)
11.3%
             (664)
4.5%
          (2,544)
9.7%
        (4,694)
8.6%
Net Income $          (1,167) $      13,292 $      14,165 $      23,645 $    49,934
Diluted Earnings Per Share
:
$            (0.05) $          0.51 $          0.54 $          0.90 $        1.91
(in thousands)

Investment Highlights
Investment Highlights
Industry Leaders in HSE Performance & People Development
Strong Demand for Modern Offshore Marine Equipment
Global Presence and Operations Expertise
Financial Stability & Flexibility to Pursue Opportunities
Growth through Acquisition and New Construction
Young, Versatile, High-Specification Fleet

Reconciliation of Adjusted EBITDA
Reconciliation of Adjusted EBITDA

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Net (loss) income $24.0 $0.5 ($4.6) $38.4 $89.7 $99.0 $183.8 $50.6 ($34.7) $49.9
Interest expense, net 10.9 12.8 17.0 18.4 14.4 4.8 12.8 19.9 20.7 21.6
Income tax (benefit) 3.0 0.2 (6.5) 3.4 3.0 30.2 11.7 (2.1) (12.7) 4.7
Depreciation & Amortization 21.4        28.0        26.1        28.9        28.5        30.6        44.3         53.0         57.0 59.6
EBITDA 59.3 $      41.5 $      32.0 $      89.1 $      135.6 $    164.6 $    252.6 $    121.5 $    30.2 $     135.8 $
Adjustments:
Impairment -              -              -              -              -              -              -              46.2         97.7        1.8
Debt refinancing costs -              -              6.5          -              -              -              -              -              -             -
Accounting Change -              -              7.3          -              -              -              -              -              -             -
Other (2.5)         1.3          (1.5)         (0.5)         0.1          0.3          (1.6)         1.2          (0.1)         2.3
Adjusted EBITDA $56.8 $42.8 $44.3 $88.6 $135.7 $164.9 $251.0 $168.8 $127.8 $139.9
EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment.  Adjusted
EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net.  EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.  EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry.  However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

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